Dividends	12 Months Ended
Dec. 31, 2014
Dividends [Abstract]
Dividends
14	Dividends

The Company declared and distributed dividends of $46,401, $59,070 and $58,711 to its shareholders during the years ended December 31, 2012, 2013 and 2014, respectively.

Pursuant to certain provisions as specified in the bank loan agreements as entered into by the Company, there is loan covenant which restricts the Company from declaring dividend over 40% of its net profit in each year.